Waaree Corporation - Independent Contractor Agreeement 3/24/2015 ©2015 GTAT Corporation. All rights reserved. EXHIBIT 99.7

Merlin Business Strategy Recap • Merlin™ primary business is to sell our grids to customers (comparable to ink cartridges) – Merlin™ grids are manufactured by our Thailand based contract manufacturer who will drop ship to our customers. • In order to enable customers to consume our grids, we provide them with the attach and lay-up tools (comparable to printers) – These tools are made by our Japanese partner. – The early tools are pass through in terms of revenue/margin – Eventually, our customers will buy these systems directly from our supplier/partners. • In San Jose, we make specialty modules – Rue Ferrari facility is focused on initial R&D, small volumes (10-25KW), and pilot scale (100KW+). Low volume/high mix factory. – The specialty modules enable low cost/high confidence technical marketing of Merlin™ to key customers. – Pilot scale production is working capital, labor, and supply chain intensive. ©2015 GTAT Corporation. All rights reserved.

Contract Background: Broad Strokes • Waaree Energies is our pioneer customer & strategic partner – Solar business includes 500MW module manufacturing capacity, EPC, and & PPA. Well regarded in India, Europe, & Taiwan. • They placed POs for our alpha & beta tools on Feb 26th, 2015 – Alpha tool to be installed in our Rue Ferrari facility • Alpha tool PO already placed by GT with Toyama with intention of selling to Waaree once agreement is signed. • Waaree will be an independent contractor building specialty panels for GT’s specialty panel customers in our Rue Ferrari facility • This serves several strategic needs for the Merlin™ business. • Beta tool to be installed in their Surat, India factory. • Waaree India agreement signed on June 22nd • Waaree gets Merlin™ exclusivity in India as long they hit 1GW/year by 2018. – They will be the lead customer for the Merlin grids ©2015 GTAT Corporation. All rights reserved.

Benefits Of The Waaree-US Contract • GT Benefits: – Customer traction: • Presence of Waaree as our contract manufacturer dramatically improves customer stickiness – Customers view this as a path to low risk transition from pilot to high volume manufacturing. Critical issue. – At pilot scale (500KW – 1MW), customers require warranties & payment terms in-line with the rest of the industry. – At our volumes, we are a “nuisance customer” to several of our BoM suppliers. » Long lead-times are a big issue for our customers – Substantially reduced financial burden/risk: • Waaree will be responsible for working capital, labor, supply chain, & “payment terms” – Our payment terms to Waaree will mirror those of our customers » GT will not be in a cash upside down position – Having the alpha tool in our site, working side-by-side with pioneer customer allows us to ID and address myriad issues. – Merlin™ team can focus on core mission of proliferating Merlin™ ©2015 GTAT Corporation. All rights reserved.

Benefits Of The Waaree US Contract • Waaree Benefits: – Early access to Merlin™ specialty module customers • They get into pole position for HVM for our customers • They have the ability to strike deals with our customers for marketing these specialty modules within India as a VAR. – Allows them to get an US footprint and engage aggressively in the growing US solar market. – Exposes them to emerging solar trends and allows them to compete with their Indian counterparts on the basis of technology instead of simply cost & quality. – Hands-on Merlin™ technology training ahead of the India ramp. – “Should Cost + 10% GM” provides them some opportunity to improve margin by flexing their supply chain & labor management practices. ©2015 GTAT Corporation. All rights reserved.

©2015 GTAT Corporation. All rights reserved. Independent Contractor Agreement Key Terms & Conditions Comments San Jose Line Overview Waaree-US will provide module manufacturing services for GT in GT’s San Jose facility. Waaree will purchase a attach tool and layup tool from GT. GT is procuring the tools from Toyama Corporation (Japan) and selling to Waaree at 0% margin. The tools purchased by Waaree-US from GT will be installed in GT’s San Jose facility in order to establish a module manufacturing line with a production capability of 40MW/year. GT will obtain landlord consent and Waree will execute $0 sub-lease with GT for 1800 square foot space in San Jose space for the installation of tools. Waaree-US will be responsible for all matters related to its employees working at GT’s facility (HR issues; compliance with all applicable laws and regulations, etc.). Waaree-US will be responsible for procuring and maintaining certain minimum levels of insurance coverage as specified by GT. The tools will be owned by Waaree-US, but may only be used to manufacture Merlin Modules for the benefit of GT and GT’s customers. GT to supply Merlin grids to Waaree-US with terms and prices no less favorable than those offered to GT’s other customers. Waaree-US will own and manage all manufacturing inputs. GT will take ownership of finished goods (modules) upon completion of manufacturing process. Initial term is for 3-years, with auto-renewal for 1 year periods thereafter. After initial 3-year term, either party may terminate at-will with 30 days notice, in which event the parties will mutually agree upon 3-6 month wind-down process.

©2015 GTAT Corporation. All rights reserved. Independent Contractor Agreement– Cont’d Key Terms & Conditions Comments Additional Lines and Increased Capacity Waaree Business Development In the event that Waaree-US seeks to establish an additional manufacturing line in a stand- alone facility, GT will negotiate the terms of such new line with Waaree-US on a good-faith basis. In the event that GT seeks to materially increase manufacturing operations within North America, then GT will grant Waaree-US a ROFO to bid on such project. There are no “take or pay” guarantees by GT. In lieu of this, if GT is unable to deliver 20MW/yr of contract module manufacturing business, Waaree can bring in backfill customers. In such an event, Waaree will pay the actual costs incurred by GT (electricity etc) incurred due to Waaree’s execution of such contracts within the Rue Ferrari premises.

©2015 GTAT Corporation. All rights reserved. Independent Contractor Agreement– Cont’d Key Terms & Conditions Comments Equipment De- Install Indemnification “Should-Cost” Compensation Waaree-US is responsible for all de-install costs at end of contract term. Waaree-US to indemnify GT against any losses incurred by GT due to: negligence or willful misconduct if Waaree-Us or its employees/agents; (b) personal injury or property damage caused by Waaree or its employees/agents; or (c) non-compliance by Waaree-US or its employees/agents of any applicable laws or regulations. GT will pay Waaree-US for the manufacturing services pursuant on a should-cost plus-10% margin basis. The “should cost” number will reflect GT’s yielded COGS estimates for each project based on GT’s supply chain and direct labor rates.

Company & Contractor Contributions ©2015 GTAT Corporation. All rights reserved. • GT provides the following: • Equipment…laminators, chambers and small tools • Facility/Infrastructure (IT, invoicing, collections, etc.) • Utilities • Customer Contracts • Contractor provides: • Equipment…Attach and Layup Tools • Working capital • Factory Labor and Management • Sourcing/Supply Chain Management • Manage day-to-day factory operations • Provide warranty to customers

Should Cost Summary ©2015 GTAT Corporation. All rights reserved. • GT will pay contractor on a should-cost plus10% margin basis • Calculation of module “should-cost” will be made using five inputs: • BOM: Material cost (landed material costs at Company Facility) • TIME/LABOR: Manufacturing time (total average manufacturing time per module excluding yield and re-work) X Labor rate • YIELD: Manufacturing yield/scrap rate • OVERHEAD: Contractor overhead associated with insurance, G&A • GT will use the “should cost” as one of the inputs to total cost model • Add GT overhead, utilities, etc. to arrive at pricing